Aberdeen Investment Funds

Aberdeen Global High Income Fund (the “Fund”)

Supplement dated June 17, 2016 to the Prospectus,

dated February 29, 2016, as supplemented to date

The following information replaces the section entitled “Split Ratings” on page 21 of the Prospectus:

Split Ratings. In the event that a security receives different ratings from different Nationally Recognized Statistical Rating Organizations (“NRSROs”), for the Total Return Bond Fund, the Adviser treats the security as being rated in the highest rating category received from an NRSRO. This could result in the Total Return Bond Fund purchasing assets in securities that have a below investment grade rating from one or more NRSROs. For the Global High Income Fund, in the event that a security receives different ratings from different NRSROs, the Adviser treats the security as being rated the average of the ratings received from the NRSROs. This could result in the Global High Income Fund holding a portion of its assets in securities that have received an investment-grade rating from one or more NRSROs.

Please retain this Supplement for future reference.